SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 18, 2015

ADAMA TECHNOLOGIES CORPORATION

(Exact Name Of Registrant As Specified In Its Charter)

Delaware	333-148910	98-0552470
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5005 Elbow Drive SW, Suite 207 Calgary, Alberta, Canada		T2S2T6
(Address of Principal Executive Offices)		(Postal Code)

Registrant's Telephone Number, Including Area Code: (321) 452- 9091

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – Other Events

Item 8.01  Other Events.

On December 18, 2015, Registrant filed a Definitive Schedule C Information Statement disclosing the approval, by majority written consent of shareholders, of an Agreement and Plan of Merger with Incubator Holdings, Inc., a Wyoming corporation.  Under the terms of that Merger Agreement, Registrant will merge with and into ADAC Acquisition Corp., a Florida corporation and wholly-owned subsidiary of Incubator Holdings, Inc. Details of the proposed merger transactions can be found in the Definitive Schedule 14C Information Statement filed with the SEC and available on the SEC website, www.sec.gov.

Under Section `14 of the Securities and Exchange Act of 1934, the merger transaction will be effective twenty days after the mailing of the Definitive Schedule 14C Information Statement to shareholders. On December 18, 2015, the Definitive Schedule 14C Information Statement was mailed to the common shareholders.  Accordingly the effective date of the proposed merger transaction will be  January 8, 2016.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Michael Choo

Chief Executive Officer

Dated: December 18, 2015